Integrated Management Information, Inc.


                                      I M I

                                    Specimen

          FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.001 PAR VALUE

                     Integrated Management Information, Inc.

Transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Colorado, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signature of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.


Dated:


President               Corporate Seal                              Secretary

                     Integrated Management Information, Inc.
                         Corporate Stock Transfer, Inc.
                            Transfer Fee: As Required


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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common     UNIF GIFT MIN ACT -  Custodian For

TEN ENT  - as tenants by the entireties           under Uniform Gifts to Minors

JT TEN   - as joint tenants with right of
                     Survivorship and not as tenants  Act of
                     In common                                         State


     Additional abbreviations may also be used through not in the above list.


       For value received                 hereby sell, assign and transfer unto

       PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE


       Please print or type name and address of assignee





                                                            Shares
       Of the Common Stock represented by the within Certificate
       And do hereby irrevocably constitute and appoint


       Attorney to transfer and said stock on the books of the within-named Corporation, with full power of substitution in the premises.


       Dated:                    20


Signature Guaranteed:                       x
                                            x


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.